UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Uwharrie Capital Corp

(Exact name of Registrant as Specified in Its Charter)

North Carolina	000-22062	56-1814206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 North First Street
Albemarle, North Carolina		28001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 704 983-6181

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2026, Uwharrie Capital Corp (the “Registrant”) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were four proposals submitted to shareholders at the Annual Meeting. In the case of Proposal 1, all of the Board of Directors’ nominees were approved and elected to serve on the Registrant’s Board of Directors. The other proposals were also approved by the shareholders entitled to vote at the Annual Meeting. The proposals below are described in greater detail in the Registrant’s definitive proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on April 9, 2026.

The voting results were as follows:

Proposal 1: Proposal to elect seven members to the Board of Directors, for the terms of office indicated or until their respective successors are duly elected and qualified.

Directors Elected	Votes For	Votes Withheld	Broker Non-Votes

Three-Year Terms
Dawn H. Allen	2,916,397	45,226	1,274,340
James O. Campbell	2,954,673	6,950	1,274,340
Michael J. Flake	2,956,165	5,458	1,274,340
Mary N. Klauder	2,958,096	3,527	1,274,340
Matthew D. McAulay	2,958,914	2,709	1,274,340

Two-Year Term
Robert O. Bratton	2,952,600	9,023	1,274,340

One-Year Term
Zachary D. Almond	2,879,617	82,006	1,274,340

Proposal 2: Proposal to ratify a non-binding shareholder resolution regarding executive compensation.

For	Against	Abstain	Broker Non-Votes

2,870,548	26,517	64,558	1,274,340

Proposal 3: Proposal to ratify a non-binding shareholder resolution regarding the frequency of future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain

280,122	92,107	2,518,205	71,189

Proposal 4: Proposal to ratify the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for 2026.

For	Against	Abstain	Broker Non-Votes

4,233,906	1,333	724	--

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UWHARRIE CAPITAL CORP

Date: May 20, 2026	By:	/s/ Heather H. Almond
Heather H. Almond
Principal Financial Officer